Exhibit 99.1
NOG Announces Uplisting to the New York Stock Exchange

MINNEAPOLIS--(BUSINESS WIRE)--February 14, 2022 - Northern Oil and Gas, Inc. (NYSE American: NOG) (the “Company” or “NOG”) announced today that the New York Stock Exchange (“NYSE”) has approved the transfer of the listing of the Company’s common stock from the NYSE American to the NYSE.

Effective at the opening of trading on February 17, 2022, the common stock of the Company will cease trading on the NYSE American and will commence trading on the NYSE, remaining under the symbol “NOG.”

MANAGEMENT COMMENT

“Uplisting to the NYSE marks a significant milestone in our transformation of the company over the past several years,” said Chad Allen, NOG’s Chief Financial Officer. “The NYSE is a premiere worldwide market, one that provides a broader platform and services for companies that are able to meet their most selective criteria. This new listing matches our ambitions of becoming a diversified, low-leverage, free cash flow and dividend paying entity.”

ABOUT NORTHERN OIL AND GAS

NOG is a company with a primary strategy of investing in non-operated minority working and mineral interests in oil & gas properties, with a core area of focus in the premier basins within the United States. More information about NOG can be found at www.northernoil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts included in this press release, are forward-looking statements, including, but not limited to, statements regarding the timing and effectiveness of the uplisting to the NYSE and NOG’s long-term financial and operational outlook. When used in this press release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond NOG’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in NOG’s capitalization, changes in crude oil and natural gas prices; the pace of drilling and completions activity on NOG’s properties and properties pending acquisition; the effects of the COVID-19 pandemic and related economic slowdown; NOG’s ability to acquire additional development opportunities; the projected capital efficiency savings and other operating efficiencies and synergies resulting from NOG’s acquisition transactions; integration and benefits of property acquisitions, or the effects of such acquisitions on NOG’s cash position and levels of indebtedness; changes in NOG’s reserves estimates or the value thereof; disruptions to NOG’s business due to acquisitions and other significant transactions; general economic or industry conditions, nationally and/or in the communities in which NOG conducts business; changes in the interest rate environment or market dividend practices, legislation or regulatory requirements; conditions of the securities markets; NOG’s ability to consummate any pending acquisition transactions; other risks and uncertainties related to the closing of pending acquisition transactions; NOG’s ability to raise or access capital; changes in accounting principles, policies or guidelines; and financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting NOG’s operations, products, services and prices. Additional information concerning potential factors that could affect future plans and results is included in the section entitled “Item 1A. Risk Factors” and other sections of NOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the fiscal quarters ended

March 31, 2021, June 30, 2021 and September 30, 2021, as updated from time to time in amendments and subsequent reports filed with the SEC, which describe factors that could cause NOG’s actual results to differ from those set forth in the forward-looking statements.

NOG has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond NOG’s control. You are urged not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law or regulation, NOG does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

CONTACT:
Mike Kelly, CFA
Chief Strategy Officer
952-476-9800
ir@northernoil.com

Source: Northern Oil and Gas, Inc.